Significant Concentrations of Credit Risk	12 Months Ended
Mar. 31, 2011
Significant Concentrations of Credit Risk

29. Significant Concentrations of Credit Risk

The Company and its subsidiaries have established various policies and procedures to manage credit exposure, including initial credit approval, credit limits, collateral and guarantee requirements, obtaining rights of offset and continuous oversight. The Company and its subsidiaries’ principal financial instrument portfolio consists of investment in direct financing leases which are secured by title to the leased assets and installment loans which are secured by assets specifically collateralized in relation to loan agreements. When deemed necessary, guarantees are also obtained. The value and adequacy of the collateral are continually monitored. Consequently, the risk of credit loss from counterparties’ failure to perform in connection with collateralized financing activities is believed to be minimal. The Company and its subsidiaries have access to collateral in case of bankruptcy and other losses. However, a significant decline in real estate markets could result in a decline in fair value of the collateral real estate below the mortgage setting amount, which would expose the Company and certain subsidiaries to unsecured credit risk.

The Company and its subsidiaries make investments in securities for various purposes. The risk of incurring great loss during a certain period is believed to be minimal due to the diversification in the investment portfolio. However, various factors, including the issuer’s credit risk and market trends, would expose the Company and its subsidiaries to a risk of unexpected loss.

At March 31, 2010 and 2011, no concentration with a single obligor exceeded 1% of consolidated total assets. With respect to the Company and its subsidiaries’ credit exposures on a geographic basis, ¥4,809 billion, or 85%, at March 31, 2010 and ¥4,854 billion ($58,378 million), or 76%, at March 31, 2011 of the credit risks arising from all financial instruments are attributable to customers located in Japan. The largest concentration of credit risks outside of Japan is exposure attributable to obligors located in the United States of America. The gross amount of such exposure is ¥387 billion and ¥1,001 billion ($12,040 million) as of March 31, 2010 and 2011, respectively.

The Company and its subsidiaries run businesses such as development and rental of commercial real estate and office buildings, condominium development and sales, hotel, golf course, and training facility operation. Real estate in development and rental business is mainly recorded in investment in direct financing leases and operating leases. In connection with investment in direct financing leases and operating leases, the percentage of investment in real estate to consolidated total assets is 14.4% and 12.7% as of March 31, 2010 and 2011, respectively.